UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION
(Rule 14c-101)

Information Statement Pursuant to Section 14 (c)
of the Securities Exchange Act of 1934

Check the appropriate box:

[  ] Preliminary Information Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))
[X] Definitive Information Statement

WESTMOUNTAIN ALTERNATIVE ENERGY, INC.
(Name of Registrant as Specified in Its Charter)

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[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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WESTMOUNTAIN ALTERNATIVE ENERGY, INC.
6035 SOUTH LOOP EAST, HOUSTON, TX 77033

NOTICE OF ACTION BY
WRITTEN CONSENT OF HOLDERS OF A MAJORITY OF THE TOTAL ISSUED AND OUTSTANDING SHARES OF THE COMPANY ENTITLED TO VOTE

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS'
MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

To the Stockholders of WestMountain Alternative Energy, Inc.:

The accompanying Information Statement is being furnished to the holders ("Stockholders") of shares of the common stock, par value $0.001 per share ("Common Stock"), of WestMountain Alternative Energy, Inc., a Colorado corporation (the "Company" or "WestMountain"). The Board of Directors of the Company (the "Board") is not soliciting your proxy and you are requested not to send us a proxy. The purpose of this Information Statement is to notify you that on June 7, 2018, the Company received: (i) written consent in lieu of a meeting of Stockholders (the "Written Consent") from holders of shares of voting securities representing approximately 51.4% of the total issued and outstanding shares of the Company entitled to vote on such matters; and (ii) a unanimous written consent of the Board to approve the following:

●
the adoption of an amendment to the Company's Articles of Incorporation, as amended (the "Articles of Incorporation"), to change the Company's name from WestMountain Alternative Energy, Inc., to C-Bond Systems, Inc. (the "Name Change");

●
the adoption of an amendment to the Company's Articles of Incorporation, to increase the authorized number of common shares of the Company from 100,000,000 to 500,000,000 shares of Common Stock (the "Increase in Authorized Shares");

●	the adoption of the C-Bond Systems, Inc. 2018 Long-Term Incentive Plan, which is an incentive compensation plan for directors, officers, employees, and consultants of the Company (the "2018 Plan").

The Name Change, Increase in Authorized Shares, and 2018 Plan (collectively, the "Actions") are more fully described in the accompanying Information Statement. The Written Consent was delivered in accordance with the Colorado Revised Statutes ("CRS"), our Articles of Incorporation and our Bylaws, each of which permits that any action that may be taken at a meeting of the stockholders may also be taken by the written consent of the holders of a majority of the total issued and outstanding shares of the Company entitled to vote on such matters. The accompanying Information Statement is being furnished to all our stockholders in accordance with Section 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated by the U.S. Securities and Exchange Commission thereunder, solely for the purpose of informing our Stockholders of the action taken by the Written Consent before they become effective.

We are furnishing this Information Statement to Stockholders in satisfaction of the notice requirement under Section 7-107-104 of the CRS.

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the earliest date the Actions can be filed with the Secretary of State of the State of Colorado and become effective is 20 calendar days after this Information Statement is first sent to Stockholders.

This is not a notice of a special meeting of stockholders and no stockholder meeting will be held to consider any matter which is described herein.

THE ACCOMPANYING INFORMATION STATEMENT IS BEING MAILED TO STOCKHOLDERS ON OR ABOUT JUNE 28, 2018. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors

June 25, 2018	/s/ Scott R. Silverman
Scott R. Silverman
Chairman of the Board of Directors
Chief Executive Officer

WESTMOUNTAIN ALTERNATIVE ENERGY, INC.
6035 SOUTH LOOP EAST
HOUSTON, TX 77033

INFORMATION STATEMENT

June 25, 2018

WE ARE NOT ASKING YOU FOR A
PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

In this Information Statement we refer to WestMountain Alternative Energy, Inc., a Colorado corporation, as the "Company," "WestMountain," "we," "us," or "our."

This Information Statement is being furnished by the Board of Directors of the Company (the "Board"), to inform the holders ("Stockholders") of common stock, par value $0.001 per share (the "Common Stock"), as of June 6, 2018, of action already approved by written consent (the "Written Consent") of holders of shares of voting securities representing approximately 51.4% of the total issued and outstanding shares of the Company, entitled to vote on such matters, on June 7, 2018. The Company has no other class of voting securities issued and outstanding other than the Common Stock.

Action by Written Consent

The following actions were approved by holders of shares of voting securities representing approximately 51.4% of the total issued and outstanding shares of the Company entitled to vote on such matters pursuant to the Written Consent, in lieu of a special meeting:

●
the adoption of an amendment to the Company's Articles of Incorporation, as amended (the "Articles of Incorporation"), to change the Company's name from WestMountain Alternative Energy, Inc., to C-Bond Systems, Inc. (the "Name Change");

●
the adoption of an amendment to the Company's Articles of Incorporation, to increase the authorized number of common shares of the Company from 100,000,000 to 500,000,000 shares of Common Stock (the "Increase in Authorized Shares");

●	the adoption of the C-Bond Systems, Inc. 2018 Long-Term Incentive Plan, which is an incentive compensation plan for directors, officers, employees, and consultants of the Company (the "2018 Plan").

This Information Statement is being furnished only to inform our Stockholders of record on June 6, 2018, of the Name Change, Increase in Authorized Shares, and 2018 Plan (collectively, the "Actions") before they take effect, in accordance with Section 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated by the U.S. Securities and Exchange Commission (the "SEC") thereunder. This Information Statement is being mailed to you on or about June 28, 2018.

The Actions were unanimously approved by our Board on June 7, 2018.

This Information Statement contains a brief summary of the material aspects of the Actions approved by the Board and the holders of shares of voting securities representing approximately 51.4% of the total issued and outstanding shares of the Company entitled to vote on such matters.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY
ABOUT THE INFORMATION STATEMENT

What is the purpose of the Information Statement?

Under the Colorado Revised Statutes, our Articles of Incorporation, and our Bylaws, stockholder actions may be taken by written consent without a meeting of stockholders. The written consent of the holders of a majority of the total issued and outstanding shares of the Company, entitled to vote on such matters is sufficient to approve the proposals. The Company is not required to solicit the vote of any additional stockholders to effect the proposed actions. The Company, however, is obligated to provide this Information Statement to you in connection with the taking of corporate Stockholder actions without a meeting.

This Information Statement is being furnished to you pursuant to Section 14C of the Exchange Act, to notify our Stockholders that Stockholders holding approximately 51.4% of the total issued and outstanding shares of the Company, entitled to vote on such matters, took the Actions by written consent in lieu of a special meeting of the Stockholders.

Who is entitled to notice?

Stockholders of record as of June 6, 2018 are entitled to notice of the Actions to be taken pursuant to the Written Consent.

What vote was required and obtained to approve the Actions?

As of June 6, 2018 (the "Record Date"), there were 75,712,037 shares of our Common Stock issued and outstanding. Each share of our Common Stock is entitled to one vote. Accordingly, the total amount of shares entitled to vote regarding the approval of the Actions is 75,712,037.

Pursuant to the CRS and our Articles of Incorporation, at least a majority of the total issued and outstanding shares of the Company entitled to vote on such matters is required to approve the Actions by written consent. We obtained the approval of holders of shares of voting securities representing approximately 51.4% of the total issued and outstanding shares of the Company entitled to vote on such matters.

What action do I need to take as a stockholder?

You are not required to take any action. We are not asking you for a proxy, and you are requested not to send us a proxy. The Actions approved by Written Consent will become effective 20 days from the date of mailing this Information Statement, subject to certain government filings and approvals, without any further action of the holders of shares of our Common Stock.

Do I have appraisal rights?

Neither the CRS nor our Articles of Incorporation or Bylaws provide our Stockholders with appraisal rights in connection with any of the Actions discussed in this Information Statement.

ACTIONS TO BE TAKEN

This Information Statement contains a brief summary of the material aspects of the Actions approved by the Board and the Stockholders holding approximately 51.4% of the total issued and outstanding shares of the Company, entitled to vote on such matters.

ACTION I

THE ADOPTION OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION, AS AMENDED (THE "ARTICLES OF INCORPORATION"), TO CHANGE THE COMPANY'S NAME FROM WESTMOUNTAIN ALTERNATIVE ENERGY, INC., TO C-BOND SYSTEMS, INC.

Our Board and the holders of approximately 51.4% of the total issued and outstanding shares of the Company, entitled to vote on such matters have approved an amendment to our Articles of Incorporation to change our name from "WestMountain Alternative Energy, Inc." to "C-Bond Systems, Inc." The name change is being effected because our Board believes that the new name will better reflect our current business, which includes, the implementation of proprietary nanotechnology applications and processes to enhance properties of strength, functionality and sustainability within brittle material systems with a strong focus in the glass industry. Our business model recently changed in connection with the Agreement and Plan of Merger and Reorganization we entered into on April 25, 2018, whereby C-Bond Systems, LLC, a Texas corporation, became our wholly owned subsidiary (the "Merger"). The business of C-Bond Systems, LLC ("C-Bond"), is now our sole business.  The Board approved this name change on June 7, 2018 and expects the Company to file the amendments to our Articles of Incorporation with the Secretary of State of the State of Colorado 20 calendar days after this Information Statement is first sent or given to the Stockholders. The description of the amendments to the Articles of Incorporation above is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is attached to this Information Statement as Appendix A.

ACTION II

THE ADOPTION OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION, TO INCREASE THE AUTHORIZED COMMON SHARES OF THE COMPANY FROM 100,000,000 TO 500,000,000 SHARES OF COMMON STOCK

The Articles of Incorporation currently authorize the issuance of 100,000,000 shares of Common Stock, par value of $0.001 per share. On June 7, 2018, the Board approved the Increase in Authorized Shares to increase the Company's authorized capital stock from 100,000,000 shares to 500,000,000 shares, par value $0.001 per share.

The description of the amendment to the Articles of Incorporation below is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is attached to this Information Statement as Appendix A. The Board expects the Company to file the amendment to our Articles of Incorporation with the Secretary of State of the State of Colorado 20 calendar days after this Information Statement is first sent or given to the Stockholders.

As of the Record Date, we had 100,000,000 authorized shares of Common Stock, of which 75,712,037 shares were issued and outstanding. There are 14,494,213 shares of Common Stock reserved for issuance pursuant to stock options.

Purposes of the Increase in Authorized Shares

We expect that our growth may require the use of our Common Stock from time to time as part of financing transactions pursuant to which we would issue shares of our Common Stock or securities convertible into our Common Stock. Such shares may be issued in both public and private offerings of our securities. We may also need to have Common Stock available for transactions such as acquisitions or employee incentives. By increasing our authorized shares to 500,000,000, which will leave us with 424,287,963 shares of authorized Common Stock for issuance, we will have greater flexibility in negotiating future transactions, since our ability to complete the transaction will not be subject to the delay and expense associated with obtaining the approval or consent of our Stockholders at the same time the shares are needed. Our Stockholders do not have any preemptive rights to purchase additional shares of our Common Stock. We presently have no specific plans, proposals or arrangements to issue any of the authorized shares of Common Stock that would be newly available for any specific purpose, including future financings.

Effect of the Increase in Authorized Shares

The Increase in Authorized Shares will have the immediate effect of increasing the total amount of authorized Common Stock as specified above. The additional authorized shares of our Common Stock will have the same voting rights, will have the same rights to dividends and distributions, and will be identical in all other respects to the shares of Common Stock currently authorized. The par value of our Common Stock will remain $0.001 per share, and our shares of Common Stock will continue to vote as a single class on all matters submitted for the vote of stockholders. It will have no impact on the number of shares you own.

No Dissenters' Rights

Under the CRS, the Company's Stockholders are not entitled to dissenters' rights with respect to the amendment to our Articles of Incorporation, and the Company will not independently provide Stockholders with any such right.

ACTION III
THE ADOPTION OF THE C-BOND SYSTEMS, INC. 2018 LONG-TERM INCENTIVE PLAN,
 WHICH IS AN INCENTIVE COMPENSATION PLAN FOR DIRECTORS, OFFICERS, EMPLOYEES, AND CONSULTANTS OF THE COMPANY
The Board of Directors and the holders of approximately 51.4% of the total issued and outstanding shares of the Company entitled to vote on such matters have approved the C-Bond Systems, Inc. 2018 Long-Term Incentive Plan (the "2018 Plan"). The purposes of the 2018 Plan is to advance the interests of the Company, its affiliates and its Stockholders and promote the long-term growth of the Company by providing employees, non-employee Directors and third-party service providers with incentives to maximize Stockholder value and to otherwise contribute to the success of the Company and its affiliates, thereby aligning the interests of such individuals with the interests of the Company's stockholders and providing them additional incentives to continue in their employment or affiliation with the Company. The following summary of the principal features of the 2018 Plan, is qualified in its entirety by reference to the full text of the 2018 Plan, which is attached hereto as Appendix B.
Summary of the Plan
Administration
The 2018 Plan will be administered by a committee designated by the Board of Directors (the "Committee") or, in the absence of the Committee or in the case of awards issued to non-employee Directors, the 2018 Plan will be administered by the Board of Directors (as applicable, the "Administrator").  The Administrator also has full and exclusive power and authority to administer the 2018 Plan.  In administering awards under our 2018 Plan, the Administrator, has the power, subject to the terms of the 2018 Plan, to determine the terms of the awards granted under our 2018 Plan, including any applicable exercise or grant price, the number of shares subject to each award and the exercisability of the awards.  The Administrator also has full power to determine the persons to whom and the time or times at which awards will be made and to make all other determinations and take all other actions advisable for the administration of the 2018 Plan.

On a calendar year basis, the Board of Directors may, by resolution, delegate to the Chief Executive Officer of the Company the limited authority to grant awards under the 2018 Plan during such calendar year to designated classes of employees, who are not officers of the Company or any affiliate and subject to the provisions of Section 16 of the Exchange Act, and to service providers.

Types of Awards
Under our 2018 Plan, the Administrator may grant:

•
options to acquire our Common Stock, both incentive stock options that are intended to satisfy the requirements of Section 422 of the Internal Revenue Code and nonqualified stock options which are not intended to satisfy such requirements. The exercise price of options granted under our 2018 Plan must at least be equal to the fair market value of our Common Stock on the date of grant and the term of an option may not exceed ten years, except that with respect to an incentive stock option granted to any employee who owns more than 10% of the voting power of all classes of our outstanding stock as of the grant date the term must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date.

•
stock appreciation rights, or SARs, which allow the recipient to receive the appreciation in the fair market value of our Common Stock between the date of grant and the exercise date. The amount payable under the stock appreciation right may be paid in cash or with shares of our Common Stock, or a combination thereof, as determined by the Administrator.

•	restricted stock awards, which are awards of our shares of Common Stock that vest in accordance with terms and conditions established by the Administrator.

•	restricted stock units, which are awards that are based on the value of our Common Stock and may be paid in cash or in shares of our Common Stock.

•
other types of stock-based or stock-related awards not otherwise described by the terms and provision of the 2018 Plan, including the grant or offer for sale of unrestricted shares of the Company's Common Stock, and which may involve the transfer of actual shares of the Company's Common Stock or payment in cash or otherwise of amounts based on the value of shares of our Common Stock and may be designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

•	other cash-based awards to eligible persons in such amounts and upon such terms as the Administrator shall determine.

An award granted under the 2018 Plan must include a minimum vesting period of at least one year, provided, however, that an award may provide that the award will vest before the completion of such one-year period upon the death or qualifying disability of the grantee of the award or a change of control of the Company and awards covering, in the aggregate, 25,000,000 shares of our Common Stock may be issued without any minimum vesting period.
Shares Authorized for Issuance
The aggregate number of shares of Common Stock that may be issued under the 2018 Plan is 50,000,000 shares.  In addition, the maximum aggregate number of shares of our Common Stock that may be subject to incentive stock options granted under the 2018 Plan is 50,000,000 shares.
Term

The Board may alter, amend, or terminate our 2018 Plan and [the Administrator] may alter, amend, or terminate any award agreement in whole or in part; however, no termination, amendment, or modification shall adversely affect in any material way any award previously granted, without the written consent of the holder. Our 2018 Plan was adopted on June 7, 2018 and will become effective on a future date soon thereafter to be determined by a resolution of the Board and will continue indefinitely until it is terminated by the Board as provided in the 2018 Plan. However, as required by the Internal Revenue Code, no incentive stock option awards may be granted under our 2018 Plan on or after the tenth anniversary of the date the plan was adopted by the Board, unless our 2018 Plan is subsequently amended, with the approval of shareholders, to extend the period for granting such awards.
Certain Federal Income Tax Consequences
The following is a general summary of certain of the U.S. Federal income tax consequences to the Company and Participants in the 2018 Plan, who are either U.S. citizens or residents, of certain transactions with respect to awards which may be granted under the 2018 Plan. This summary is based on statutory authority and judicial and administrative interpretations as of the date hereof, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances.  State, local and other tax consequences are not discussed below.
Incentive Stock Options. Incentive stock options are subject to special Federal income tax treatment.   No Federal income tax is imposed on an employee of the Company upon the grant or the exercise of an incentive stock option if the employee does not dispose of the shares acquired pursuant to the exercise within the two-year period beginning on the date the stock option was granted or within the one-year period beginning on the date the stock option was exercised (collectively, the "holding period"). In such event, the Company would not be entitled to any deduction for Federal income tax purposes in connection with the grant or exercise of the incentive stock option or the disposition of the shares so acquired. With respect to an incentive stock option, the difference between the fair market value of our Common Stock on the date of exercise and the exercise price must generally be included in the employee's alternative minimum taxable income for the year in which such exercise occurs. However, if the employee exercises an incentive stock option and disposes of the shares received in the same year and the amount realized is less than the fair market value of the shares on the date of exercise, then the amount included in alternative minimum taxable income will not exceed the amount realized over the adjusted basis of the shares.
Upon disposition of the shares received upon exercise of an incentive stock option after the holding period, any appreciation of the shares above the exercise price should constitute long-term capital gain. If an employee disposes of shares acquired pursuant to his or her exercise of an incentive stock option prior to the end of the holding period, the employee will be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as received by the employee. The amount treated as compensation is the excess of the fair market value of the shares at the time of exercise (or in the case of a sale in which a loss would be recognized, the amount realized on the sale if less) over the exercise price; any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as short-term or long-term capital gain, depending on the holding period of the shares.

Nonqualified Stock Options. As a general rule, no Federal income tax is imposed on the Participant upon the grant of a nonqualified stock option, and the Company is not entitled to a tax deduction by reason of such grant. Generally, upon the exercise of a nonqualified stock option, the Participant will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares of our Common Stock at the time of exercise over the amount the Participant pays under the option for those shares.  Upon the exercise of a nonqualified stock option the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized by the Participant.  Upon a subsequent disposition of the shares received upon exercise of a nonqualified stock option, any difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss.
Stock Appreciation Rights.  As a general rule, no Federal income tax is imposed on the Participant upon the grant of a SAR, and the Company is not entitled to a tax deduction by reason of such grant. Generally, upon the exercise of a SAR, the Participant will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the amount of cash received and/or the fair market value of the shares of our Common Stock received, at the time of exercise (which amount is generally equal to the excess of the fair market value of a share of our Common Stock over the grant price of the SAR multiplied by the number of shares of our Common Stock covered by the portion of the SAR exercised).  Upon the exercise of a SAR the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized by the Participant.  Upon a subsequent disposition of any shares received upon exercise of a SAR, any difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss.
Restricted Stock Awards. The recipient of a restricted stock award that is subject to a substantial risk of forfeiture will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When the restricted stock award vests, that is, the risk of forfeiture lapses as to shares covered by the award, the Participant will realize compensation income in an amount equal to the fair market value of those shares of our Common Stock at such time, and the Company will generally be entitled to a corresponding deduction. All dividends and distributions (or the cash equivalent thereof) with respect to the shares granted under the restricted stock award that are paid to the Participant before the risk of forfeiture lapses will also be compensation income to the Participant when paid and generally deductible as such by the Company.  Notwithstanding the foregoing, the recipient of a restricted stock award may elect under Section 83(b) of the Internal Revenue Code to be taxed at the time of grant of the restricted stock award based on the fair market value of the shares of our Common Stock on the date the award is granted, in which case (a) the Company will generally be entitled to a deduction at the same time and in the same amount, (b) dividends paid to the Participant during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by us, and (c) there will be no further Federal income tax consequences when the risk of forfeiture lapses. Such an election must be made not later than 30 days after the grant of the restricted stock award and is irrevocable.
Restricted Stock Unit Awards. The grant of a restricted stock unit award under the 2018 Plan generally will not result in the recognition of any Federal taxable income by the Participant or a deduction for the Company at the time of grant. At the time a restricted stock unit award is paid the Participant will generally recognize ordinary income and the Company will be entitled to a corresponding deduction. The measure of the income and the deduction will generally be the number of units subject to the restricted stock unit award multiplied by the value of our Common Stock at the time the restricted stock unit award is settled.

Other Cash-Based and Stock-Based Awards.  The grant of other cash-based awards under the 2018 Plan generally will not be taxable to the Participant, and will not be deductible by us, at the time of grant.  At the time an other cash-based award is settled in cash, the Participant will recognize ordinary income and the Company will be entitled to a corresponding deduction, in the amount of cash received under the award at that time.  Other stock-based awards granted under the 2018 Plan generally have the same tax consequences as restricted stock unit awards.
General.  The 2018 Plan is not intended to satisfy the qualified retirement plan requirements of Section 401(a) of the Internal Revenue Code.  Based upon current law and published interpretations, the Company does not believe that the 2018 Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.
Special Change in Control Payment Rules.  Certain provisions of the 2018 Plan or provisions included in an award agreement may afford a Participant special protections or payments which are treated by the Internal Revenue Code and applicable regulations as being contingent on a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the Company's assets.  To the extent triggered by the occurrence of any such event, these special protections or payments may constitute "parachute payments" for Federal tax purposes that, when aggregated with other parachute payments received by the recipient, if any, could result in the recipient receiving "excess parachute payments" (a portion of which would be allocated to those protections or payments derived from the award).  The Company would not be allowed a deduction for any such excess parachute payments, and the recipient of the payments would be subject to a nondeductible 20% excise tax upon such payments in addition to income tax otherwise owed.

New Plan Benefits

Future awards under the 2018 Plan to our non-employee directors, executive officers, employees and service providers are made at the discretion of the Board, and are not subject to set benefits or amounts.

EXECUTIVE AND DIRECTOR COMPENSATION

From our inception to the date of this Information Statement, no compensation was earned by or paid to our executive officers by the Company. C-Bond became our wholly owned subsidiary pursuant to the Agreement and Plan of Merger and Reorganization we entered into on April 25, 2018. The following summarizes the compensation earned by C-Bond's executive officers named in the "Summary Compensation Table" below in C-Bond's fiscal years ending December 31, 2017 and 2016.

C-Bond's named executive officers for the year ended December 31, 2017, which consists of our Chief Executive Officer and its one other most highly compensated executive officers who were serving as its executive officers as of December 31, 2017, are as follows:

•	Scott R. Silverman – Chief Executive Officer and President; and
•	Vince Pugliese – Chief Operating Officer, Interim Chief Financial Officer and Treasurer.

Additionally, this section also provides a discussion of the compensation paid or awarded to Bruce Rich, who served as the Chief Executive Officer of C-Bond until December 18, 2017 and as a consultant to C-Bond thereafter.  C-Bond is a small company and had no other executive officers during 2017.

Summary Compensation Table

The following table sets forth information regarding compensation awarded to, earned by or paid to each of the named executive officers for the years ending December 31, 2017 and 2016.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)

Scott R. Silverman Chief Executive Officer and President	2017	71,500(2)	—	6,912,300	2,421	6,986,221
	2016	—(3)	—	—	—	—

Vincent Pugliese Chief Operating Officer, Interim Chief Financial Officer and Treasurer	2017	180,000(4)	—	542,522(5)	3,011	725,533
	2016	180,000	—	1,391,673	—	1,571,673

Bruce Rich Former Chief Executive Officer	2017	300,000(6)	21,875(7)	—	43,032(8)	364,907
	2016	300,000	97,500(7)	—	—	397,500

(1)
As required by SEC rules, the amounts in this column reflect the grant date or modification date fair value of the C-Bond option awards as required by FASB ASC Topic 718. A discussion of the assumptions and methodologies used to calculate these amounts, are contained in the notes to C-Bond's financial statements, included as Exhibit 99.1 to the Current Report on Form 8-K, "Note 7 – Members' Equity (Deficit)" filed on May 1, 2018.

(2)	Includes $30,000 of deferred compensation.
(3)
Mr. Silverman joined C-Bond on October 18, 2017 as a consultant and became chief executive officer on December 18, 2017, and therefore did not earn any compensation for the year ended December 31, 2016.

(4)	Includes $31,500 of deferred compensation.
(5)
In December 2017, Mr. Pugliese's stock options were modified and the exercise price of all stock options granted to Mr. Pugliese in 2016 and earlier was reduced to $1.00 per share. As required by SEC rules, the amounts in this column reflect the incremental fair value, computed as of the repricing or modification date in accordance with FASB ASC Topic 718. A discussion of the assumptions and methodologies used to calculate these amounts, are contained in the notes to C-Bond's financial statements, included as Exhibit 99.1 to the Current Report on Form 8-K, "Note 7 – Members' Equity (Deficit)" filed on May 1, 2018.

(6)	Mr. Rich resigned as chief executive officer of C-Bond on December 18, 2017 and therefore the amount in the table reflects his salary received until such date.
(7)	Bonus earned based on a percentage of capital raises pursuant to his then existing employment agreement.
(8)	This amount includes $21,706 for health insurance, $6,000 for auto allowance and $15,326 for other commission based fees.

Elements of Executive Compensation

Base Salaries. Base salaries for the named executive officers during 2017 and 2016 was determined by the C-Bond managers based on the scope of each officer's responsibilities along with his respective experience and contributions during the prior year. When reviewing base salaries, the managers took factors into account such as each officer's experience and individual performance, company performance as a whole, and general industry conditions, but did not assign any specific weighting to any factor.

Equity Awards. The named executive officers have historically participated in C-Bond's Common Unit Option Plan. Mr. Silverman was granted an option to acquire 3,000,000 common units of C-Bond in connection with the commencement of his employment in 2017. Mr. Pugliese was granted options to acquire 800,000 common units of C-Bond in 2016 and 499,998 common units of C-Bond in years prior to 2016. In December 2017, Mr. Pugliese's stock options were modified and the exercise price of all stock options granted to Mr. Pugliese in 2016 and earlier was reduced to $1.00 per share.

Other Benefits. At the current time, C-Bond does not offer any additional benefit packages to employees.

Employment Agreements with Executive Officers

C-Bond entered into employment agreements with each of our named executive officers prior to the Merger which are continuing in effect.

Employment Agreement with Scott R. Silverman

C-Bond entered into an employment agreement with Mr. Silverman on October 18, 2017, pursuant to which he serves as the Chief Executive Officer of C-Bond for an initial term of three years that extends for successive one-year renewal terms unless either party gives 30-days' advance notice of non-renewal. As consideration for these services, the employment agreement provides Mr. Silverman with the following compensation and benefits:

•
An annual base salary of $300,000, with a 10% increase on each anniversary date contingent upon achieving certain performance objectives as set by the Board. Until C-Bond raises $1,000,000 in debt or equity financing after entering into this agreement, Mr. Silverman will receive ½ of the base salary on a monthly basis with the other ½ being deferred. Upon the financing being raised, Mr. Silverman will receive the deferred portion of his compensation and his base salary will be paid in full moving forward.

•
When the first $500,000 of equity investments is raised by C-Bond after entering into this employment agreement, Mr. Silverman will receive a capital raise success bonus of 5% of all equity capital raised from investors/lenders introduced by him to C-Bond.

•	Annual cash performance bonus opportunity as determined by the Board.
•
An option to acquire 3,000,000 common units of C-Bond, with a strike price of $1.00 per unit. These options will vest pro rata on a monthly basis for the term of the employment agreement. On each anniversary, Mr. Silverman will be eligible to be granted a minimum of 500,000 stock options of C-Bond at a strike price of $2.75 per common unit contingent upon the achievement of certain performance objectives.

•	Certain other employee benefits and perquisites, including reimbursement of necessary and reasonable travel and participation in retirement and welfare benefits.

Mr. Silverman's employment agreement provides that, in the event that his employment is terminated by C-Bond without "cause" (as defined in his new employment agreement), or if Mr. Silverman resigned for "good reasons" (as defined in his new employment agreement), subject to a complete release of claims, he will be entitled to (i) retain all stock options previously granted; and (ii) receive any benefits then owed or accrued along with one year of base salary and any unreimbursed expenses incurred by him. All amounts shall be paid on the termination date. In the event that Mr. Silverman's employment is terminated by C-Bond for "cause" (as defined in his employment agreement), or if Mr. Silverman resigned without "good reasons" (as defined in his new employment agreement), subject to a complete release of claims, he will be entitled to receive any unpaid base salary and benefits then owed or accrued and any unreimbursed expenses incurred by him. Additionally, if a change of control (as defined in his employment agreement) occurs during the term of this agreement, all unvested stock options will vest in full and if the valuation of C-Bond in the change of control transaction is greater than $2.75 per common unit, then Mr. Silverman shall be paid a bonus equal to two times his minimum base salary and minimum target bonus.

Pursuant to the employment agreement, Mr. Silverman will be subject to a confidentiality covenant, a two-year post-termination non-competition covenant and a two-year post-termination non-solicitation covenant.

Employment Agreement with Vincent Pugliese

C-Bond entered into an employment agreement with Mr. Pugliese on October 12, 2015, which was amended on February 11, 2016 and December 20, 2016. Pursuant to this amended employment agreement, he serves as the Chief Operating Officer of C-Bond for an initial term until December 20, 2018. He will also assume the title of President and interim Chief Financial Officer upon the closing of the Merger.  Either party may terminate the employment by giving 30-days' advance notice of termination. As consideration for these services, the employment agreement provides Mr. Pugliese with the following compensation and benefits:

•	An annual base salary of $180,000.
•	Annual cash performance bonus opportunity as determined by the Board.
•	Certain other employee benefits and perquisites, including reimbursement of necessary and reasonable travel.

In the event of a change of control (as defined in his employment agreement), and within one year thereafter termination of employment for good "cause" (as defined in his employment agreement), by C-Bond or for "good reason" (as defined in his employment agreement) by Mr. Pugliese, Mr. Pugliese will be entitled to receive, subject to a complete release of all claims, a lump sum payment equal to his current annual base salary within 30 days after termination date. Further, in the event Mr. Pugliese's employment is terminated by C-Bond for a reason other than for cause then C-Bond shall continue to pay his regular base salary for one year following the termination date.

Pursuant to the employment agreement, Mr. Pugliese will be subject to a confidentiality covenant, a two-year post-termination non-competition covenant and a two-year post-termination non-solicitation covenant.

Consulting Agreement with Bruce Rich

C-Bond entered into a consulting agreement with Mr. Rich on January 1, 2018, pursuant to which Mr. Rich agreed to consult as and when requested by C-Bond, for a period of three years or until the aggregate cash payments total $300,000. As consideration for these services, Mr. Rich is entitled to a monthly fee equal to half of the base salary paid to Mr. Silverman, subject to a minimum of $8,333.33. Neither party may terminate this agreement prior to the end of the term. Pursuant to this consulting agreement, Mr. Rich will be subject to a confidentiality covenant, a three-year non-competition covenant and a three-year non-solicitation covenant.

Outstanding Equity Awards at Fiscal Year-End

The following are the outstanding equity awards for the named executive officers as of December 31, 2017, which have been adjusted to give effect to the Merger:

	Option Awards
Name	Number of Securities Underlying Unexercised Options (Exercisable)		Number of Securities Underlying Unexercised Options (Unexercisable)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date

Scott R. Silverman	208,219		2,791,781	(1)	0	$1.00	10/18/2027
Vincent Pugliese	1,024,382		275,616	(2)	0	$1.00	12/23/2026
Bruce Rich	3,000,000	(3)	0		0	$0.10	8/9/2023

(1)	These shares vest in tranches of 83,333 shares on the 18th of each month for 36 months from October 16, 2017.
(2)	These shares vest as follows: 150,000 shall vest on December 20, 2018 and 125,616 shares vest in tranches of 13,889 shares each month through October 2018.
(3)	These shares are fully vested.

C-Bond Common Unit Option Plan

C-Bond had a Common Unit Option Plan until the closure of the Merger.  This option plan was terminated upon the Merger.  C-Bond had no other employee benefit plans.

Director Compensation

C-Bond did not pay any of its directors for their board service in 2016 or 2017.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

As disclosed under the section entitled "Action by Written Consent," the Board and Stockholders of the Company further approved the Actions.

None of our officers and directors, nor any of their associates, has any interest in the actions approved by our stockholders and described in this Information Statement except in their capacity as holders of our Common Stock (which interest does not differ from that of the other holders of our Common Stock), except that  Mr. Silverman, Mr. Edelstein, Mr. Thomsen, and Mr. Pugliese, are currently officers and directors of the Company and may be entitled to receive equity grants and other awards pursuant to the 2018 Plan should the Board or the plan administrator deem appropriate.

 OUTSTANDING VOTING SECURITIES

As of the Record Date related to the Written Consent, the Company had 75,712,037 shares of Common Stock issued and outstanding. Each share of outstanding Common Stock is entitled to one vote on matters submitted for Stockholder approval.

On June 7, 2018, the holders of 51.4% of the total issued and outstanding shares of the Company entitled to vote on such matters, executed and delivered to the Company the Written Consent approving the Actions set forth herein. Since the Actions have been approved by the Stockholders, no proxies are being solicited with this Information Statement.

The CRS provides in substance that unless the Company's Articles of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding beneficial ownership of shares of our Common Stock as of the Record Date by:

●	each of our directors;

●	each of our named executive officers;

●	all of our executive officers and directors as a group; and

●	each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting and investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person. To our knowledge, except as indicated in the footnotes to this table and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of our Common Stock shown opposite such person's name. The percentage of beneficial ownership is based on 75,712,037 shares of our Common Stock outstanding as of the Record Date. Unless otherwise noted below, the address of the persons and entities listed in the table is c/o WestMountain Alternative Energy, Inc., 6035 South Loop East, Houston, TX, 77033.

The beneficial owners of all issued shares have voting rights over such shares, whether or not such owners have dispositive powers with respect to the shares, and such shares are included in each person's beneficial ownership amount. For the avoidance of doubt, if a beneficial owner does not have dispositive powers with respect to certain shares, each such person maintains voting control over these shares, and such shares are included in the determination the person's beneficial ownership amount.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
Greater than 5% Stockholders:
BOCO Investments, LLC(1)	10,150,000	13.4%
Evergreen Venture Holdings, LLC(2)	6,337,972	8.4%
SMS Moreira Ventures, LLC(3)	5,819,633	7.7%
Fournace LLC(4)	5,215,666	6.9%
Horus Holdings International, Inc.(5)	3,880,480	5.1%
Named Executive Officers and Directors:
Scott Silverman(6)	1,663,271	2.2%
Vince Pugliese(7)	2,503,773	3.3%
Bruce Rich(8)*	8,215,666	10.9%
Barry M. Edelstein	—	—%
Scott V. Thomsen(9)	802,200	1.0%
All directors and executive officers as a group (5 persons)	13,184,910	17.4%

* Mr. Rich resigned as chief executive officer of C-Bond on December 18, 2017.

(1)
Pat Stryker has sole voting and dispositive power with respect to these shares. Includes 8,050,000 shares owned by WestMountain Green, LLC, which is controlled by BOCO. BOCO Investments, LLC's address is 1001-A E. Harmony Road, #366, Fort Collins, Colorado 80525.

(2)	Mark Rich, brother of Bruce Rich has sole voting and dispositive power with respect to these shares. Evergreen Venture Holdings, LLC's address is 4222 Winbrook Lane, Orlando, Florida 32817.
(3)	Sergio Moreira has sole voting and dispositive power with respect to these shares. SMS Moreira Ventures, LLC's address is 232 Bostwick Street, Nacogodoches, Texas 75965.
(4)	Bruce Rich has sole voting and dispositive power with respect to these shares. Fournace LLC's address is 3333 Allen Parkway, Unit Number 305, Houston, Texas 77019.
(5)
Dr. Victor Mena has sole voting and dispositive power with respect to these shares. Horus Holdings International, Inc.'s address is Dessarollos res. Turisticos, s.a. De C.V., Cipresses No. 100, Col. Ampliacion Jurica, 76100 Queretaro, Qro., C.P., Queretaro, Mexico.

(6)
Includes (i) 970,120 shares outstanding pursuant to restricted stock awards, and (ii) 693,151 shares issuable upon the exercise of stock options within 60 days of June 6, 2018 and those already vested.

(7)
Includes (i) 517,397 shares held by Mr. Pugliese, (ii) 808,433 shares outstanding pursuant to restricted stock awards, and (iii) 1,177,943 shares issuable upon the exercise of stock options within 60 days of June 6, 2018 and those already vested.

(8)	Includes (i) 3,000,000 shares issuable upon exercise of stock options that have vested and (iii) 5,215,666 shares held by Fournace, LLC of which Mr. Rich is the sole member and manager.
(9)	Includes 802,200 shares issuable upon the exercise of stock options that have vested.

INFORMATION STATEMENT COSTS

The cost of delivering this Information Statement, including the preparation, assembly and mailing of the Information Statement, as well as the cost of forwarding this material to the beneficial owners of our Common Stock will be borne by us. We may reimburse brokerage firms and others for expenses in forwarding Information Statement materials to the beneficial owners of our Common Stock.

HOUSEHOLDING OF INFORMATION STATEMENT

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" information statements. This means that only one copy of our information statement may have been sent to multiple Stockholders in each household. We will promptly deliver a separate copy of either document to any stockholder upon written or oral request to c/o WestMountain Alternative Energy, Inc., 6035 South Loop East, Houston, TX, 77033. Any stockholder who wants to receive separate copies of our Information Statement in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder's bank, broker, or other nominee record holder, or the stockholder may contact us at the above address or calling Allison Tomek at (832) 649-5658.

By Order of the Board of Directors

June 25, 2018	/s/ Scott R. Silverman
Scott R. Silverman
Chairman of the Board of Directors
Chief Executive Officer

APPENDIX A

amendment to the articles of incorporation, as amended, of
westmountain alternative energy, inc.

The undersigned, the duly authorized secretary of WestMountain Alternative Energy, Inc., (the "Company") hereby certifies, on behalf of the Company and not individually, that each of the following, is true on the date hereof:

1.	That the board of directors of the Company on June 7, 2018 duly approved the following proposed amendment to the Articles of Incorporation of the Company:

Article II, Section 1 of the Articles of Incorporation of the Company be deleted in its entirety and amended to read in full as follows:

"Section 1.1: Number. The aggregate number of shares which the Corporation shall have authority to issue is 500,000,000 Common Shares of one class, with unlimited voting rights, all with a par value of $0.001 per share and 1,000,000 Preferred Shares, all with a par value of $0.10 per share, to have such classes and preferences as the Board of Directors may determine from time to time."

2.
That the foregoing amendment of the Articles of Incorporation of the Company has been duly approved by the required vote of shareholders in accordance with the Colorado Revised Statutes, Articles of Incorporation and the Bylaws of the Company, each of which permits that any action that may be taken at a meeting of the stockholders may also be taken by the written consent of the holders of a majority of the total issued and outstanding shares of the Company entitled to vote on such matters. As of June 6, 2018 there were 75,712,037 shares of common stock issued and outstanding, with each share entitled to one vote. On June 7, 2018, the holders of shares of voting securities representing approximately 51.4% of the total issued and outstanding shares of the Company entitled to vote on such matters approved the foregoing amendment of the Articles of Incorporation of the Company.

3.	The foregoing amendment will be effective upon filing the Articles of Amendment with the Secretary of State of the State of Colorado.

Name:
June ____, 2018

Title:

APPENDIX B

C-Bond Systems, Inc. 2018 Long-Term Incentive Plan

C-BOND SYSTEMS, INC.
 2018 LONG-TERM INCENTIVE PLAN
(As Adopted June 7, 2018)

C-BOND SYSTEMS, INC.
 2018 LONG-TERM INCENTIVE PLAN
(As Adopted June 7, 2018)
ARTICLE I

ESTABLISHMENT, PURPOSE AND DURATION
Establishment.  The Company hereby establishes an incentive compensation plan, to be known as the "C-Bond Systems, Inc. 2018 Long-Term Incentive Plan", as set forth in this document.  The Plan permits the grant of Options (both Incentive Stock Options and Nonqualified Stock Options), SARs, Restricted Stock, RSUs, Other Stock-Based Awards and Other Cash-Based Awards.  The Plan was adopted by the Board and the Company's stockholders on June 7, 2018 (the "Adoption Date"), and shall become effective on a future date soon thereafter to be determined by a resolution of the Board.
Purpose of the Plan.  The Plan is intended to advance the interests of the Company, its Affiliates and its stockholders and promote the long-term growth of the Company by providing Employees, Non-Employee Directors and Third-Party Service Providers with incentives to maximize stockholder value and to otherwise contribute to the success of the Company and its Affiliates, thereby aligning the interests of such individuals with the interests of the Company's stockholders and providing them additional incentives to continue in their employment or affiliation with the Company or its Affiliates.
Duration of the Plan.  The Plan shall continue indefinitely until it is terminated pursuant to Section 13.1.  The applicable provisions of the Plan will continue in effect with respect to an Award granted under the Plan for as long as such Award remains outstanding.  Notwithstanding the foregoing, no Incentive Stock Option may be granted under the Plan on or after the tenth anniversary of the Adoption Date.
ARTICLE II

 DEFINITIONS
Each word and phrase defined in this Article shall have the meaning set out below throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower or different meaning.
"Adoption Date"shall have the meaning ascribed to that term in Section 1.1.
 "Affiliate" means any corporation, partnership, limited liability company or association, trust or other entity or organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company.  For purposes of the preceding sentence, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (a) to vote more than fifty percent (50%) of the securities having ordinary voting power for the election of directors or comparable individuals of the controlled entity or organization, or (b) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

"Authorized Shares" shall have the meaning ascribed to that term in Section 4.1(a).
"Award" means, individually or collectively, a grant under the Plan of an Incentive Stock Option, a Nonqualified Stock Option, a SAR, Restricted Stock, a RSU, an Other Stock-Based Award or an Other Cash-Based Award, in each case subject to the terms and provisions of the Plan.
"Award Agreement" means either (a) a written or electronic agreement entered into by the Company and an Award recipient that sets forth the terms and conditions applicable to an Award granted under the Plan, or (b) a written or electronic statement issued by the Company to a Participant that sets forth the terms and conditions applicable to an Award granted under the Plan.
"Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.
"Board" means the Board of Directors of the Company.
"Change of Control"2.9  means the occurrence of any one or more of the following events following the date on which the applicable Award is granted:
(a) a report on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report) shall be filed with the Securities and Exchange Commission pursuant to the Exchange Act and that report discloses that any person (within the meaning of Section 13(d) or Section 14(d)(2) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), is the Beneficial Owner, directly or indirectly, of more than 50 percent of the outstanding Voting Stock;
(b) any person (within the meaning of Section 13(d) or Section 14(d)(2) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), shall purchase securities pursuant to a tender offer or exchange offer to acquire any Voting Stock (or any securities convertible into Voting Stock) and, immediately after consummation of that purchase, that person is the Beneficial Owner, directly or indirectly, of more than 50 percent of the outstanding Voting Stock (such person's beneficial ownership to be determined, in the case of rights to acquire Voting Stock, pursuant to paragraph (d) of Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act);
(c) the consummation of:
(i) a merger, consolidation or reorganization of the Company with or into any other person if as a result of such merger, consolidation or reorganization, fifty percent (50%) or less of the combined voting power of the then-outstanding securities of such other person immediately after such merger, consolidation or reorganization are held in the aggregate by the holders of outstanding Voting Stock immediately prior to such merger, consolidation or reorganization;
(ii) any sale, lease, exchange or other transfer of all or substantially all the assets of the Company and its consolidated subsidiaries to any other person if as a result of such sale, lease, exchange or other transfer, fifty percent (50%) or less of the combined voting power of the then-outstanding securities of such other person immediately after such sale, lease, exchange or other transfer are held in the aggregate by the holders of outstanding Voting Stock immediately prior to such sale, lease, exchange or other transfer; or

(iii) a transaction immediately after the consummation of which any person (within the meaning of Section 13(d) or Section 14(d)(2) of the Exchange Act) would be the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the outstanding Voting Stock;
(iv) the stockholders of the Company approve the dissolution of the Company; or
(v) during any period of 12 consecutive months, the individuals who at the beginning of that period constituted the members of the Board shall cease to constitute a majority of the Board, unless the election, or the nomination for election by the Company's stockholders, of each member of the Board first elected during such period was approved by a vote of at least a two-thirds majority of the Board then still in office who were members of the Board at the beginning of any such period.
"Code" means the United States Internal Revenue Code of 1986, as amended from time to time.
"Committee" means (a) in the case of an Award granted to a Non-Employee Director, the Board, and (b) in the case of any other Award granted under the Plan, the Board or, if the Board chooses to delegate it duties, a committee of at least two persons who are members of the Board and are appointed by the Board to administer the Plan.  As to Awards that are authorized by the Committee and that are intended to be exempt under Rule 16b-3 of the General Rules and Regulations under the Exchange Act, the requirements of Rule 16b-3(d)(1) of the General Rules and Regulations under the Exchange Act  with respect to committee action must also be satisfied.
"Company" means C-Bond Systems, Inc., a Colorado corporation, or any successor (by reincorporation, merger or otherwise).
"Corporate Change" shall have the meaning ascribed to that term in Section 4.5(c).
"Disability" means, as determined by the Committee in its discretion exercised in good faith, (a) in the case of an Award that is exempt from the application of the requirements of Section 409A and is granted to a Holder who is covered by the Company's long-term disability insurance policy or plan, a physical or mental condition of the Holder that would entitle him or her to payment of disability income payments under such long-term disability insurance policy or plan as then in effect, (b) in the case of an Award that is exempt from the application of the requirements of Section 409A and is granted to a Holder who is not covered by the Company's long-term disability insurance policy or plan for whatever reason, or in the event the Company does not maintain such a long-term disability insurance policy or plan, and for purposes of an ISO granted under the Plan, a permanent and total disability as defined in section 22(e)(3) of the Code and (c) in the case of an Award that is not exempt from the application of the requirements of Section 409A, a physical or mental condition of the Holder where (i) the Holder is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) the Holder is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company.  A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Holder shall submit to an examination by such physician upon request by the Committee.
"Dividend Equivalent" means a payment equivalent in amount to a dividend paid with respect to a share of the Stock to the Company's stockholders.

"Employee" means (a) a person employed by the Company or any Affiliate as a common law employee and (b) a person who has agreed to become a common law employee of the Company or any Affiliate and is expected to become such within three (3) months after the date of grant of the Award.
"Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor act.
"Fair Market Value"  of the Stock as of any particular date means,
(a) if the Stock is traded on a stock exchange,
(i) and if the Stock is traded on that date, the closing sale price of the Stock on that date; or
(ii) and if the Stock is not traded on that date, the closing sale price of the Stock on the last trading date immediately preceding that date;
as reported on the principal securities exchange on which the Stock is traded; or
(b) if the Stock is traded in the over-the-counter market,
(i) and if the Stock is traded on that date, the average between the high bid and low asked price on that date; or
(ii) and if the Stock is not traded on that date, the average between the high bid and low asked price on the last trading date immediately preceding that date;
as reported in such over-the-counter market; provided, however, that (x) if the Stock is not so traded, or (y) if, in the discretion of the Committee, another means of determining the fair market value of a share of Stock at such date shall be necessary or advisable, the Committee may provide for another method or means for determining such fair market value, which method or means shall comply with the requirements of a reasonable valuation method as described under Section 409A.  Notwithstanding the foregoing, for income tax reporting purposes under U.S. federal, state, local or non-U.S. law and for such other purposes as the Committee deems appropriate, including, without limitation, where Fair Market Value is used in reference to exercise, vesting, settlement or payout of an Award, the Fair Market Value shall be determined by the Committee in accordance with uniform and nondiscriminatory standards adopted by it from time to time.
"Fiscal Year" means the calendar year.
"Holder" means a person who has been granted an Award or any person who is entitled to receive shares of Stock or cash under an Award.
"Incentive Stock Option" or "ISO" means an option to purchase Stock granted pursuant to Article V that is designated as an incentive stock option and that is intended to satisfy the requirements of section 422 of the Code.
"Mature Shares"means shares of Stock that the Holder has held for at least six months, but not including any shares of Restricted Stock.

 "Minimum Statutory Tax Withholding Obligation" means, with respect to an Award, the amount the Company, an Affiliate or other subsidiary is required to withhold for federal, state, local and foreign taxes based upon the applicable minimum statutory withholding rates required by the relevant tax authorities.
"Non-Employee Director" means a member of the Board who is not an Employee.
 "Nonqualified Stock Option" or "NQSO" means a "nonqualified stock option" to purchase Stock granted pursuant to Article V that does not satisfy the requirements of section 422 of the Code (any Option granted under the Plan that is not expressly designated as an ISO shall be deemed to be designated a nonqualified stock option under the Plan).
"Option" means an Incentive Stock Option or a Nonqualified Stock Option.
"Optionee" means a person who is granted an Option under the Plan.
"Option Price" shall have the meaning ascribed to that term in Section 5.4.
"Other Cash-Based Award" means an Award granted pursuant to Article X.
"Other Stock-Based Award" means an equity-based or equity-related Award not otherwise described by the terms and provisions of the Plan that is granted pursuant to Article IX.
"Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.
"Period of Restriction" means the period during which Restricted Stock is subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article VII.
"Plan" means the C-Bond Systems, Inc. 2018 Long-Term Incentive Plan, as set forth in this document as it may be amended from time to time.
"Restricted Stock" means shares of restricted Stock issued or granted under the Plan pursuant to Article VII.
"Restricted Stock Award" means an authorization by the Committee to issue or transfer Restricted Stock to a Holder.
"Restricted Stock Unit" or "RSU" means the unfunded and unsecured right, granted pursuant to Article VIII, to receive a share of Stock or to receive an amount of cash equal to the Fair Market Value of a share of Stock or such other amount determined by the Committee in connection with the Award and credited to a Holder's ledger account maintained by the Company pursuant to Article VIII.
"RSU Award" means an Award granted pursuant to Article VIII.
"Separation from Service" means a Termination of Employment in the case of an Award granted to an Employee or a Termination of Service in the case of an Award granted to a Non-Employee Director or a Third Party Service Provider.

 "Stock Appreciation Right" or "SAR" means a stock appreciation right granted under the Plan pursuant to Article VI.
"Section 409A" means section 409A of the Code and the regulations and other guidance promulgated by the United States Department of Treasury or the United States Internal Revenue Service under section 409A of the Code, or any successor statute.
"Stock"  means the common stock of the Company, $0.001 par value per share (or such other par value as may be designated by act of the Company's stockholders).
"Subsidiary Corporation"  means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in an unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.
"Substantial Risk of Forfeiture" shall have the meaning ascribed to that term in Section 409A.
"Ten Percent Stockholder" means an individual, who, at the time the applicable Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary Corporation.  An individual shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.
"Termination of Employment" means, except as otherwise provided in the case of an ISO in the following sentence of this Section 2.45, (a) if the Award Agreement is not exempt from and is subject to Section 409A the termination of the Award recipient's employment with the Company and all Affiliates in a manner that constitutes a "separation from service" (as that term is defined for purposes of Section 409A using the default rules) as determined by the Committee and (b) if the Award Agreement is exempt from and not subject to Section 409A the termination of the Award recipient's employment relationship with the Company and all Affiliates as determined by the Committee.  "Termination of Employment" means, in the case of an ISO, the termination of the Employee's employment relationship with all of the Company, any Parent Corporation, any Subsidiary Corporation and any parent or subsidiary corporation (within the meaning of section 422(a)(2) of the Code) of any such corporation that issues or assumes an ISO in a transaction to which section 424(a) of the Code applies.
"Termination of Service" means, in the case of an Award issued to a Non-Employee Director or a Third Party Service Provider, (a) if the Award Agreement is not exempt from and is subject to Section 409A the termination of the Award recipient's service relationship with the Company and all Affiliates in a manner that constitutes a "separation from service" (as that term is defined for purposes of Section 409A using the default rules) as determined by the Committee and (b) if the Award Agreement is exempt from and not subject to Section 409A, in the case of an Award to a Non-Employee Director, the termination of a Non-Employee Director's service on the Board, and, in the case of a Third Party Service Provider, the termination of the Third Party Service Provider's service relationship with the Company and all Affiliates as determined by the Committee.

 "Third Party Service Provider" means any consultant, agent, representative, advisor, or independent contractor who renders services to the Company or an Affiliate that (a) are not in connection with the offer and sale of the Company's securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company's securities, or any other person as determined by the Committee.
"Voting Stock"2.1  means shares of Stock the holders of which are entitled to vote for the election of directors, but excluding shares of Stock entitled to so vote only upon the occurrence of a contingency unless that contingency shall have occurred.
ARTICLE III

 ELIGIBILITY AND PARTICIPATION
Eligibility.  Except as otherwise specified in this Article III, the persons who are eligible to receive Awards under the Plan are Employees, Non-Employee Directors and Third Party Service Providers, provided, however, that (a) only those persons who are, on the dates of grant, key employees of the Company or any Parent Corporation or Subsidiary Corporation are eligible for grants of Incentive Stock Options under the Plan, and (b) Non-Employee Directors and Third Party Service Providers are only eligible to receive NQSOs, SARs, Restricted Stock, and RSUs.  Awards other than ISOs may also be granted to a person who is expected to become a key Employee within three (3) months of the date of grant.
Participation.  Subject to the terms and provisions of the Plan, the Committee may, from time to time, select the eligible persons to whom Awards shall be granted and shall determine the nature and amount of each Award.
ARTICLE IV

 GENERAL PROVISIONS RELATING TO AWARDS
Authority to Grant Awards.  The Committee may grant Awards to those Employees, Non-Employee Directors and Third Party Service Providers as the Committee shall from time to time determine, under the terms and conditions of the Plan.  Subject only to any applicable limitations set out in the Plan, the number of shares of Stock or other value to be covered by any Award to be granted under the Plan shall be as determined by the Committee in its sole discretion.  On an annual basis, as provided in Section 12.2(d) the Board also may delegate to the Chief Executive Officer of the Company the authority to grant Awards to eligible persons who are neither (a) Non-Employee Directors nor (b) officers of the Company or any Affiliate subject to the provisions of Section 16 of the Exchange Act. The following rules shall apply to grants of Awards under the Plan.
(a) The aggregate number of shares of Stock with respect to which Awards may be granted under the Plan is 50,000,000  (the "Authorized Shares").
(b) The aggregate number of shares of Stock with respect to which ISOs may be granted under the Plan is equal to the Authorized Shares.

(c) The maximum aggregate grant date fair value of awards (computed in accordance with FASB Accounting Standards Codification Topic 718, or a successor thereto) that are granted under this Plan during any one calendar year to any one person who, on the grant date of the Award, is a Non-Employee Director is $500,000. The limits of this paragraph (c) do not apply to, and shall be determined without taking into account, any Award granted to an individual who, on the grant date of the award, is an officer or employee of the Company or one of its Affiliates. The limits of this paragraph (c) apply on an individual basis and not on an aggregate basis to all Non-Employee Directors as a group. The Board may make exceptions to this limit for individual Non-Employee Directors in extraordinary circumstances, as the Board may determine in its discretion, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving Non-Employee Directors.
(d) Each of the foregoing numerical limits stated in this Section 4.1 shall be subject to adjustment in accordance with the provisions of Section 4.5.
4.2 Shares That Count Against Limit.
(a) If shares of Stock are withheld from payment of an Award to satisfy tax obligations with respect to the Award, such shares of Stock will count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan.
(b) If shares of Stock are tendered in payment of an Option Price of an Option, such shares of Stock will not count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan.
(c) To the extent that any outstanding Award terminates or expires, is forfeited or cancelled, for any reason or is settled in cash in lieu of shares of Stock or in a manner such that all or some of the shares of Stock covered by the Award are not issued or are exchanged for Awards that do not involve shares of Stock, the shares of Stock allocable to such portion of the Award will immediately become available to be issues pursuant to an Award granted under the Plan.
(d) When a SAR is settled in shares of Stock, the number of shares of Stock subject to the SAR under the SAR Award Agreement will be counted against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan as one share for every share subject to the SAR, regardless of the number of shares used to settle the SAR upon exercise.
(e) The maximum number of shares of Stock available for issuance under the Plan shall not be reduced to reflect any dividends or Dividend Equivalents that are reinvested into additional shares of Stock or credited as additional Restricted Stock, Restricted Stock Units or other Stock-Based Awards.

Non-Transferability. Except as specified in the applicable Award Agreement or in a domestic relations court order or as otherwise allowed by the Committee in its discretion, no Award may be transferred, sold, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law, for consideration or otherwise) or be subject to execution, attachment or similar process, other than by will or under the laws of descent and distribution, and shall be exercisable, during the Holder's lifetime, only by him or her.  Any attempted transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition an Award in violation of this Section 4.3 shall be null and void.  In the discretion of the Committee, any attempt to transfer, sell, assign, pledge, hypothecate, encumber or otherwise dispose of an Award other than under the terms of the Plan and the applicable Award Agreement may terminate the Award.  Notwithstanding anything in the Plan or an Award Agreement to the contrary, no ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.
Requirements of Law. The Company shall not be required to sell or issue any shares of Stock under any Award if issuing those shares of Stock would constitute or result in a violation by the Holder or the Company of any provision of any law, statute or regulation of any governmental authority.  Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any other Award, the Company shall not be required to issue any shares of Stock unless the Committee has received evidence satisfactory to it to the effect that the Holder will not transfer the shares of Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law.  The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any shares of Stock covered by the Plan pursuant to applicable securities laws of any country or any political subdivision.  In the event the shares of Stock issuable on exercise of an Option or pursuant to any other Award are not registered, the Company may imprint on the certificate evidencing the shares of Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law, or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law.  The Company shall not be obligated to take any other affirmative action in order to cause or enable the exercise of an Option or any other Award, or the issuance of shares of Stock pursuant thereto, to comply with any law or regulation of any governmental authority.
Changes in the Company's Capital Structure.
(a)
The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting the Stock or Stock rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

(b) If the Company shall effect a subdivision or consolidation of Stock or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of Stock outstanding, without receiving compensation therefor in money, services or property, then (i) the number, class or series and per share price of Stock subject to outstanding Awards under the Plan shall be appropriately adjusted in such a manner as to entitle a Holder to receive upon exercise of an Award, for the same aggregate cash consideration, the equivalent total number and class or series of Stock the Holder would have received had the Holder exercised his or her Award in full immediately prior to the event requiring the adjustment, and (ii) the number and class or series of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class or series of Stock then reserved, that number and class or series of Stock that would have been received by the owner of an equal number of outstanding shares of Stock of each class or series of Stock as the result of the event requiring the adjustment.
(c) If while unexercised Awards remain outstanding under the Plan (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (iii) the Company is to be dissolved or (iv) the Company is a party to any other corporate transaction (as defined under section 424(a) of the Code and applicable Department of Treasury regulations) that is not described in clauses (i), (ii) or (iii) of this sentence (each such event is referred to herein as a "Corporate Change"), then, except as otherwise provided in an Award Agreement or another agreement between the Holder and the Company (provided that such exceptions shall not apply in the case of a reincorporation merger), or as a result of the Committee's effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Award then outstanding may be exercised, and no later than ten days after the approval by the stockholders of the Company of such Corporate Change (or approval by the Board if approval by the stockholders of the Company of such Corporate Change is not required), the Committee, acting in its sole and absolute discretion without the consent or approval of any Holder, shall act to effect one or more of the following alternatives, which may vary among individual Holders and which may vary among Awards held by any individual Holder (provided that, with respect to a reincorporation merger in which Holders of the Company's ordinary shares will receive one ordinary share of the successor corporation for each ordinary share of the Company, none of such alternatives shall apply and, without Committee action, each Award shall automatically convert into a similar award of the successor corporation exercisable for the same number of ordinary shares of the successor as the Award was exercisable for ordinary shares of Stock of the Company):
(1) accelerate the time at which some or all of the Awards then outstanding may be exercised so that such Awards may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all such Awards that remain unexercised and all rights of Holders thereunder shall terminate;

(2) require the mandatory surrender to the Company by all or selected Holders of some or all of the then outstanding Options and SARs held by such Holders (irrespective of whether such Options and SARs are then exercisable under the provisions of the Plan or the applicable Award Agreement evidencing such Options or SARs) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Options and SARs and the Company shall pay to each such Holder an amount of cash per share equal to the excess, if any, of the per share price offered to stockholders of the Company in connection with such Corporate Change over the exercise prices or grant prices under such Options and SARs for such shares;
(3) with respect to all or selected Holders, have some or all of their then outstanding Awards (whether vested or unvested) assumed or have a new award of a similar nature substituted for some or all of their then outstanding Awards under the Plan (whether vested or unvested) by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing such Holder or which is affiliated or associated with such Holder in the same or a substantially similar manner as the Company prior to the Corporate Change, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the stock subject to the Award immediately after the assumption or substitution over the aggregate exercise price of such Award is equal to the excess of the aggregate fair market value of all Stock subject to the Award immediately before such assumption or substitution over the aggregate exercise price of such Award, and (B) the assumed rights under such existing Award or the substituted rights under such new Award, as the case may be, will have the same terms and conditions as the rights under the existing Award assumed or substituted for, as the case may be;
(4) provide that the number and class or series of Stock covered by an Award (whether vested or unvested) theretofore granted shall be adjusted so that such Award when exercised shall thereafter cover the number and class or series of Stock or other securities or property (including cash) to which the Holder would have been entitled pursuant to the terms of the agreement or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the Holder had been the holder of record of the number of shares of Stock then covered by such Award; or
(5) make such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole and absolute discretion that no such adjustment is necessary to reflect such Corporate Change).
Any adjustment effected by the Committee under Section 4.5 shall be designed to provide the Holder with the intrinsic value of his or her Award, as determined prior to the Corporate Change, or, if applicable, equalize the Fair Market Value of the shares of stock covered by the Award before and after the Corporate Change; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code; and provided further that no such adjustment shall cause any Award hereunder which is or becomes subject to Section 409A to fail to comply with the requirements of such section.

In effecting one or more of the alternatives set out in paragraphs (3), (4) or (5) immediately above, and except as otherwise may be provided in an Award Agreement, the Committee, in its sole and absolute discretion and without the consent or approval of any Holder, may accelerate the time at which some or all Awards then outstanding may be exercised.
(d) In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 4.5, any outstanding Award and any Award Agreement evidencing such Award shall be subject to adjustment by the Committee in its sole and absolute discretion as to the number and price of Stock or other consideration subject to such Award.  In the event of any such change in the outstanding Stock, the aggregate number of shares of Stock available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.
(e) After a merger of one or more corporations into the Company in which the Company shall be the surviving corporation, each Holder shall be entitled to have his or her Restricted Stock appropriately adjusted based on the manner in which the shares of Stock were adjusted under the terms of the agreement of merger or consolidation.
(f) The issuance by the Company of stock of any class or series, or securities convertible into, or exchangeable for, stock of any class or series, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion or exchange of stock or obligations of the Company convertible into, or exchangeable for, stock or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class or series, or price of shares of Stock then subject to outstanding Awards.
Election Under Section 83(b) of the Code.  No Holder shall exercise the election permitted under section 83(b) of the Code with respect to any Award without the prior written approval of the General Counsel or the Chief Financial Officer of the Company.  Any Holder who makes an election under section 83(b) of the Code with respect to any Award without the prior written approval of the General Counsel or the Chief Financial Officer of the Company may, in the discretion of the Committee, forfeit any or all Awards granted to him or her under the Plan.

Forfeiture for Cause.
(a)  Notwithstanding any other provision of the Plan or an Award Agreement to the contrary, if a determination is made as provided in Section 4.7(b) (a "Forfeiture Determination") that (i) the Holder (or, if the Holder is not the original grantee of the applicable Award, the original grantee of the applicable Award), before or after the termination of such individuals employment or service with the Company and all Affiliates, (A) committed fraud, embezzlement, theft, felony or an act of dishonesty (as defined below) in the course of his employment by or service to the Company or an Affiliate, (B) knowingly caused or assisted in causing the publicly released financial statements of the Company to be misstated or the Company or a subsidiary of the Company to engage in criminal misconduct, (C) disclosed trade secrets of the Company or an Affiliate or (D) violated the terms of any non-competition, non-disclosure or similar agreement with respect to the Company or any Affiliate to which the Holder (or, if the Holder is not the original grantee of the applicable Award, the original grantee of the applicable Award) is a party, and (ii) in the case of the actions described in clause (A), (C) and (D), such action materially and adversely affected the Company, then at or after the time such Forfeiture Determination is made the Board, in good faith, if such Forfeiture Determination is made prior to a Change of Control, or, as determined by a final, non-appealable order of a court of competent jurisdiction, if such Forfeiture Determination is made after a Change of Control, as a fair and equitable forfeiture to reflect the harm done to the Company and a reduction of the benefit bestowed on the Holder (or, if the Holder is not the original grantee of the applicable Award, the original grantee of the applicable Award) had the facts existing at the time the benefit was bestowed that led to the Forfeiture Determination been known to the Company at the time the benefit was bestowed, may determine that some or all (x) of the Holder's rights to shares of the Stock covered by an Award (including vested rights that have been exercised or paid, vested rights that have not been exercised or paid and rights that have not yet vested or been paid) or cash payments paid or payable under an Award (including payments for vested rights, amounts payable for vested rights that have not been paid and rights that have not yet vested), (y) some or all of the dividends that have been paid with respect to shares of the Stock covered by the Award, and (z) some or all shares of the Stock received as a result of the Holder's grant, receipt, exercise or holding of the Award and some or all net proceeds realized with respect to any shares of the Stock received as a result of the Holder's exercise or holding of the Award in excess of the price paid for such shares, will be forfeited to the Company on such terms as determined by the Board or the final, non-appealable order of a court of competent jurisdiction.  For purposes of this Section 4.7, an "act of dishonesty" shall require a material breach by the Holder (or, if the Holder is not the original grantee of the applicable Award, the original grantee of the applicable Award) of his or her duties, obligations or undertakings owed to or on behalf of the Company and its Affiliates, as determined by the Board if such determination is made prior to a Change of Control, or, as determined by a final, non-appealable order of a court of competent jurisdiction, if such determination is made after a Change of Control.  In determining whether a matter materially and adversely affects the Company, the Board shall be entitled to consider all relevant factors and exercise business judgment in making such determination, including but not limited to the financial consequences, adverse reputational consequences or legal consequences to the Company and/or its subsidiaries, individually or taken as a whole, as a result of such action.

(b) A Forfeiture Determination for purposes of Section 4.7(a) shall be made (i) before the occurrence of a Change of Control, by a majority vote of the Board and (ii) on or after the occurrence of a Change of Control, by the final, non-appealable order of a court of competent jurisdiction.  The findings and decision of the Board with respect to a Forfeiture Determination made before the occurrence of a Change of Control, including those regarding the acts of the original grantee of the Award and the damage done to the Company, will be final for all purposes absent a showing by clear and convincing evidence of manifest error by, or a lack of good faith on the part of, the Board.  No decision of the Board, however, will affect the finality of the discharge of the original grantee of the Award by the Company or an Affiliate.
Forfeiture Events.  Without limiting the applicability of Section 4.7 or Section 4.9, the Committee may specify in an Award Agreement that the Holder's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events may include, but shall not be limited to, Separation from Service for cause, Separation from Service for any other reason, violation of material policies of the Company and its Affiliates, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Holder, or other conduct by the Holder that is detrimental to the business or reputation of the Company and its Affiliates.
Recoupment in Restatement and Other Situations.  Without limiting the applicability of Section 4.7 or Section 4.8 if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under applicable securities laws, the current or former Holder who was a current or former executive officer of the Company or an Affiliate shall forfeit and must repay to the Company any compensation awarded under the Plan to the extent specified in any of the Company's recoupment policies established or amended (now or in the future) in compliance with the rules and standards of the Securities and Exchange Commission under or in connection with Section 10D of the Exchange Act.  In addition, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).
Award Agreements.  Each Award shall be embodied in a written or electronic Award Agreement that shall be subject to the terms and conditions of the Plan.  The Award Agreement shall be signed by or delivered on behalf of an authorized executive officer of the Company, other than the Holder, on behalf of the Company, and may be signed or acknowledged by the Holder to the extent required by the Committee.  The Award Agreement may specify the effect of a Change of Control of the Company on the Award.  The Award Agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms and provisions of the Plan.  An Award Agreement may be altered, amended, modified, or suspended as provided in Section 13.2.  An Award Agreement may be terminated as provided in Section 13.2 and elsewhere in the Plan including Sections 4.7, 4.8 and 4.9.  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

Rights as Stockholder.  A Holder shall not have any rights as a stockholder with respect to Stock covered by an Option, a SAR, an RSU, or an Other Stock-Based Award payable in Stock until the date, if any, such Stock is issued by the Company; and, except as otherwise provided in Section 4.5, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such Stock.
Issuance of Shares of Stock.  Shares of Stock, when issued, may be represented by a certificate or by book or electronic entry.
Restrictions on Stock Received.  The Committee may impose such conditions and restrictions on any shares of Stock issued pursuant to an Award as it may deem advisable or desirable.  These restrictions may include, but shall not be limited to, a requirement that the Holder hold the shares of Stock for a specified period of time.
Compliance With Section 409A.  Awards shall be designed, granted and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A and the applicable provisions of the Plan and the applicable Award Agreement shall be construed and interpreted in accordance with such intent.  If the Committee determines that an Award, Award Agreement, payment, distribution, deferral election, transaction, or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Holder to become subject to additional taxes under Section 409A, then unless the Committee specifically provides otherwise, such Award, Award Agreement, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Holder.  The exercisability of an Option or a SAR shall not be extended to the extent that such extension would subject the Holder to additional taxes under Section 409A.  Notwithstanding any other provision of the Plan or an Award Agreement, if an Award is not exempt from the requirements of Section 409A and the Holder (or, if the Holder is not the original grantee of the applicable Award, the original grantee of the applicable Award) is a "specified employee" (as such term is defined for purposes of Section 409A) and a payment under the Award is due as a result of such individual's "termination of employment", "separation from service" (as that term is defined for purposes of Section 409A using the default rules) or comparable event then no payment shall be made under the Award due to such termination of employment, separation from service or comparable event before the date that is six (6) months after the date on which the Holder incurs a separation from service, except as otherwise allowed by Section 409A.  Unless otherwise determined by the Committee, each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A.  Notwithstanding the above, each Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A with respect to Awards granted under the Plan.
Date of Grant.  The date on which an Option or SAR is granted shall be the date the Company completes the corporate action constituting an offer of stock for sale to a Holder under the terms and conditions of the Option or SAR; provided that such corporate action shall not be considered complete until the date on which the maximum number of shares that can be purchased under the Option and the minimum Option price are fixed or determinable.  If the corporate action contemplates an immediate offer of stock for sale to a class of individuals, then the date of the granting of an Option is the time or date of that corporate action, if the offer is to be made immediately.  If the corporate action contemplates a particular date on which the offer is to be made, then the date of grant is the contemplated date of the offer.

Source of Shares Deliverable Under Awards.  Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares of Stock or of treasury shares of Stock.
4.17 Limitations on Vesting of Awards.
(a) Unless the applicable Award Agreement specifies otherwise, an Award shall not continue to vest after the Separation from Service of the Holder of the Award (or, if the Holder is not the original grantee of the applicable Award, the Separation from Service of the original grantee of the applicable Award) for any reason.
(b) An Award granted under the Plan must include a minimum vesting period of at least one (1) year, provided, however, that (i) an Award may provide that the Award will vest before the completion of such one (1) year period upon the death or Disability of the original grantee of the Award or a Change of Control of the Company and (ii) Awards covering, in the aggregate, 25,000,000 (not exceeding fifty percent (50%) of the Authorized Shares) shares of Stock may be issued without any minimum vesting period.
Administrative Stand Still..  In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of the Company assets to stockholders, or any other extraordinary transaction or change affecting the Stock or the share price of the Stock, including any change in the Company's capitalization or any securities offering or other similar transaction, for administrative convenience, the Committee may refuse to permit the exercise of any Award for up to sixty days before or after such transaction.
ARTICLE V

 OPTIONS
Authority to Grant Options.  Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Options under the Plan to eligible persons in such number and upon such terms as the Committee shall determine; provided that ISOs may be granted only to eligible Employees of the Company or of any Parent Corporation or Subsidiary Corporation (as permitted by section 422 of the Code and the regulations thereunder).
Type of Options Available.  Options granted under the Plan may be NQSOs or ISOs.
Option Agreement.  Each Option grant under the Plan shall be evidenced by an Award Agreement that shall specify (a) whether the Option is intended to be an ISO or an NQSO, (b) the Option Price, (c) the duration of the Option, (d) the number of shares of Stock to which the Option pertains, (e) the exercise restrictions, if any, applicable to the Option and (f) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan.  Notwithstanding the designation of an Option as an ISO in the applicable Award Agreement for such Option, to the extent the limitations of Section 5.10 of the Plan are exceeded with respect to the Option, the portion of the Option in excess of the limitation shall be treated as a NQSO.  An Option granted under the Plan may not be granted with any Dividend Equivalents rights.

Option Price.  The price at which shares of Stock may be purchased under an Option (the "Option Price") shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock on the date the Option is granted; provided, however, if the Option is an ISO granted to a Ten Percent Stockholder, the Option Price must not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Stock on the date the ISO is granted.  Subject to the limitations set forth in the preceding sentences of this Section 5.4, the Committee shall determine the Option Price for each grant of an Option under the Plan.
Duration of Option.  An Option shall not be exercisable after the earlier of (a) the general term of the Option specified in the applicable Award Agreement (which shall not exceed ten years, and, in the case of a Ten Percent Stockholder, no ISO shall be exercisable on or after the fifth (5th) anniversary of the date of its grant) or (b) the period of time specified in the applicable Award Agreement that follows the Holder's Separation from Service (or, if the Holder is not the original grantee of the applicable Award, the original grantee of the applicable Award).
Amount Exercisable.  Each Option may be exercised at the time, in the manner and subject to the conditions the Committee specifies in the Award Agreement in its sole discretion.
5.7 Exercise of Option.
(a) General Method of Exercise. Subject to the terms and provisions of the Plan and the applicable Award Agreement, Options may be exercised in whole or in part from time to time by the delivery of written notice in the manner designated by the Committee stating (i) that the Holder wishes to exercise such Option on the date such notice is so delivered, (ii) the number of shares of Stock with respect to which the Option is to be exercised and (iii) the address to which a stock certificate, if any, representing such shares of Stock should be mailed or delivered, or the account to which the shares of Stock represented by book or electronic entry should be delivered.  Except in the case of exercise by a third party broker as provided below, in order for the notice to be effective the notice must be accompanied by payment of the Option Price (and all applicable federal, state, local and foreign withholding taxes described in Section 14.3) by any combination of the following: (w) cash, certified check, or bank draft for an amount equal to the Option Price under the Option, (x) Mature Shares with a Fair Market Value on the date of exercise equal to the Option Price under the Option (if approved in advance by the Committee or an executive officer of the Company), (y) as described further in (c) below, an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee or an executive officer of the Company) or (z) except as specified below, any other form of payment which is acceptable to the Committee.  If Mature Shares are used for payment by the Holder, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate Option Price of the shares of Stock being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, or bank draft payable to the order of the Company.  Whenever an Option is exercised by exchanging shares of Stock owned by the Holder, the Holder shall deliver to the Company or its delegate certificates registered in the name of the Holder representing a number of shares of Stock legally and beneficially owned by the Holder, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates, (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange).  The delivery of certificates upon the exercise of Option is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition of an Option.

(b) Issuance of Shares.  Subject to Section 4.3 and Section 5.7(c), as promptly as practicable after receipt of written notification and payment, in the form required by Section 5.7(a), of an amount of money necessary to satisfy the aggregate option price and any withholding tax liability that may result from the exercise of such Option, the Company shall deliver to the Holder certificates for the number of shares with respect to which the Option has been exercised, issued in the Holder's name.  Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Holder, at the address specified by the Holder or shall have transferred to the account designated by the Holder to which the shares of Stock represented by book or electronic entry are to be delivered.
(c) Exercise Through Third-Party Broker.  The Committee may permit a Holder to elect to pay the Option Price and any applicable tax withholding resulting from such exercise by authorizing a third-party broker to sell all or a portion of the shares of Stock acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the Option Price and any applicable federal, state, local and foreign tax withholding resulting from such exercise.
(d) Exercise of ISOs.  All ISOs granted to an Employee under this Article V shall be exercisable during his or her lifetime only by such Employee
(e) Limitations on Exercise Alternatives.  The Committee shall not permit a Holder to pay such Holder's Option Price upon the exercise of an Option by having the Company reduce the number of shares of Stock that will be delivered pursuant to the exercise of the Option.  In addition, the Committee shall not permit a Holder to pay such Holder's Option Price upon the exercise of an Option by using shares of Stock other than Mature Shares.  An Option may not be exercised for a fraction of a share of Stock.
Notification of Disqualifying Disposition. If any Employee shall make any disposition of shares of Stock issued pursuant to the exercise of an ISO under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such Employee shall notify the Company of such disposition within ten (10) days thereof.
No Rights as Stockholder.  A Holder of an Option shall not have any rights as a stockholder with respect to Stock covered by an Option until the date a stock certificate for such Stock is issued by the Company.  Except as otherwise provided in Section 4.5, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.
$100,000 Limitation on ISOs.  To the extent that the aggregate Fair Market Value of shares of Stock with respect to which ISOs first become exercisable by a Holder in any calendar year exceeds $100,000, taking into account both shares of Stock subject to ISOs under the Plan and Stock subject to ISOs under all other plans of the Company, such Options shall be treated as NQSOs.  For this purpose, the "Fair Market Value" of the shares of Stock subject to Options shall be determined as of the date the Options were awarded.  In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first.  To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Stock are to be treated as shares acquired pursuant to the exercise of an ISO.

Separation from Service.  Each Award Agreement shall set forth the extent to which the Holder of an Option shall have the right to exercise the Option following the Holder's Separation from Service.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Award Agreement or the Plan, and may reflect distinctions based on the reasons for termination or severance.
ARTICLE VI

 STOCK APPRECIATION RIGHTS
Authority to Grant SAR Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant SARs under the Plan to eligible persons in such number and upon such terms as the Committee shall determine.  Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Holder and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.
General Terms.  Subject to the terms and conditions of the Plan, a SAR granted under the Plan shall confer on the recipient a right to receive, upon exercise thereof, an amount equal to the excess of (a) the Fair Market Value of one share of the Stock on the date of exercise over (b) the grant price of the SAR, which shall not be less than one hundred percent (100%) of the Fair Market Value of one share of the Stock on the date of grant of the SAR.  A SAR granted under the Plan may not be granted with any Dividend Equivalents rights.
SAR Agreement.  Each Award of SARs granted under the Plan shall be evidenced by an Award Agreement that shall specify (a) the grant price of the SAR, (b) the term of the SAR, (c) the vesting and termination provisions of the SAR and (d) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan.  The Committee may impose such additional conditions or restrictions on the exercise of any SAR as it may deem appropriate.
Term of SAR.  The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided that no SAR shall be exercisable on or after the tenth anniversary date of its grant.
Exercise of SARs.  Subject to the terms and provisions of the Plan and the applicable Award Agreement, a SAR may be exercised in whole or in part from time to time by the delivery of written notice in the manner designated by the Committee stating (a) that the Holder wishes to exercise such SAR on the date such notice is so delivered, (b) the number of shares of Stock with respect to which the SAR is to be exercised and (c) the address to which the payment due under such SAR should be delivered or the account to which any shares of Stock payable as a result of the exercise of the SAR represented by book or electronic entry should be delivered.  In accordance with applicable law, a SAR may be exercised subject to whatever additional terms and conditions the Committee, in its sole discretion, imposes.
Payment of SAR Amount.  Upon the exercise of a SAR, a Holder shall be entitled to receive payment from the Company in an amount determined by multiplying the excess of the Fair Market Value of a share of Stock on the date of exercise over the grant price of the SAR by the number of shares of Stock with respect to which the SAR is exercised.  At the discretion of the Committee, the payment upon SAR exercise may be in cash, in shares of Stock of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion.  The Committee's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

Separation from Service.  Each Award Agreement shall set forth the extent to which the Holder of a SAR shall have the right to exercise the SAR following the Holder's Separation from Service.  Such provisions shall be determined in the sole discretion of the Committee, may be included in the Award Agreement entered into with the Holder, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination or severance.
No Rights as Stockholder.  A grantee of a SAR award, as such, shall have no rights as a stockholder.
Restrictions on Stock Received.  The Committee may impose such conditions and restrictions on any shares of Stock received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable.  These restrictions may include, but shall not be limited to, a requirement that the Holder hold the shares of Stock received upon exercise of a SAR for a specified period of time.
ARTICLE VII

 RESTRICTED STOCK AWARDS
Restricted Stock Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may make Awards of Restricted Stock under the Plan to eligible persons in such number and upon such terms as the Committee shall determine.  The amount of and the vesting, transferability and forfeiture restrictions applicable to any Restricted Stock Award shall be determined by the Committee in its sole discretion.  If the Committee imposes vesting, transferability and forfeiture restrictions on a Holder's rights with respect to Restricted Stock, the Committee may issue such instructions to the Company's share transfer agent in connection therewith as it deems appropriate.  The Committee may also cause the certificate for shares of Stock issued pursuant to a Restricted Stock Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law.
Restricted Stock Award Agreement.  Each Restricted Stock Award shall be evidenced by an Award Agreement that contains any vesting, transferability and forfeiture restrictions and other provisions not inconsistent with the Plan as the Committee may specify.
Holder's Rights as Stockholder.  Subject to the terms and conditions of the Plan, each recipient of a Restricted Stock Award shall have all the rights of a stockholder with respect to the shares of Restricted Stock included in the Restricted Stock Award during the Period of Restriction established for the Restricted Stock Award.  Dividends paid with respect to Restricted Stock in cash or property other than shares of Stock or rights to acquire shares of Stock shall be paid to the recipient of the Restricted Stock Award currently.  Dividends paid in shares of Stock or rights to acquire shares of Stock shall be added to and become a part of the Restricted Stock.  During the Period of Restriction, certificates representing the Restricted Stock shall be registered in the Holder's name and bear a restrictive legend to the effect that ownership of such Restricted Stock, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Award Agreement.  Such certificates shall be deposited by the recipient with the Secretary of the Company or such other officer or agent of the Company as may be designated by the Committee, together with all stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock which shall be forfeited in accordance with the Plan and the applicable Award Agreement.

ARTICLE VIII

 RESTRICTED STOCK UNIT AWARDS
Authority to Grant RSU Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant RSU Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine.  The amount of and the vesting, transferability and forfeiture restrictions applicable to any RSU Award shall be determined by the Committee in its sole discretion.  The Committee shall maintain a bookkeeping ledger account which reflects the number of RSUs credited under the Plan for the benefit of a Holder.
RSU Award.  An RSU Award shall be similar in nature to a Restricted Stock Award except that no shares of Stock (or equivalent value in cash) are actually transferred to the Holder until a later date specified in the applicable Award Agreement.  Each RSU shall have a value equal to the Fair Market Value of a share of Stock.
RSU Award Agreement.  Each RSU Award shall be evidenced by an Award Agreement that contains any Substantial Risk of Forfeiture, vesting, transferability and forfeiture restrictions, form and time of payment provisions and other provisions not inconsistent with the Plan as the Committee may specify.
Dividend Equivalents.  An Award Agreement for an RSU Award may specify that the Holder shall be entitled to the payment of Dividend Equivalents under the Award.
Form of Payment Under RSU Award.  Payment under an RSU Award shall be made in cash, shares of Stock or any combination thereof, as specified in the applicable Award Agreement.
Time of Payment Under RSU Award. A Holder's payment under an RSU Award shall be made at such time as is specified in the applicable Award Agreement.  The Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the Fiscal Year in which the RSU Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is permissible under Section 409A.
Holder's Rights as Stockholder.  Each recipient of an RSU Award shall have no rights of a stockholder with respect to the Holder's RSUs.  A Holder shall have no voting rights with respect to any RSU Awards.
ARTICLE IX

 OTHER STOCK-BASED AWARDS
Authority to Grant Other Stock-Based Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant other types of equity-based or equity-related Awards not otherwise described by the terms and provisions of the Plan (including the grant or offer for sale of unrestricted and fully vested shares of Stock) under the Plan to eligible persons in such number and upon such terms as the Committee shall determine.  Such Awards may involve the transfer of actual shares of Stock to Holders, or payment in cash or otherwise of amounts based on the value of shares of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

Value of Other Stock-Based Award.  Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on shares of Stock, as determined by the Committee.
Written Agreement.  Each Other Stock-Based Award shall be evidenced by an Award Agreement that contains any vesting, transferability and forfeiture restrictions and other provisions not inconsistent with the Plan as the Committee may specify.
Payment of Other Stock-Based Award.  Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or any combination thereof, as the Committee determines.
Separation from Service.  The Committee shall determine the extent to which a Holder's rights with respect to Other Stock-Based Awards shall be affected by the Holder's Separation from Service.  Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Other Stock-Based Awards issued pursuant to the Plan.
Time of Payment of Other Stock-Based Award. A Holder's payment under an Other Stock-Based Award shall be made at such time as is specified in the applicable Award Agreement.  If a payment under the Award Agreement is subject to Section 409A, the Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Other Stock-Based Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is permissible under Section 409A.
ARTICLE X

 OTHER CASH-BASED AWARDS
Authority to Grant Other Cash-Based Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Other Cash-Based Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine.
Value of Other Cash-Based Award.  Each Other Cash-Based Award shall specify a payment amount or payment range as determined by the Committee.
Written Agreement.  Each Other Cash-Based Award shall be evidenced by an Award Agreement that contains any vesting, transferability and forfeiture restrictions and other provisions not inconsistent with the Plan as the Committee may specify.
Payment of Other Cash-Based Award.  Payment, if any, with respect to an Other Cash-Based Award shall be made in accordance with the terms of the Award, in cash.
Time of Payment of Other Cash-Based Award. Payment under an Other Cash-Based Award shall be made at such time as is specified in the applicable Award Agreement.  If a payment under the Award Agreement is subject to Section 409A, the Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Other Cash-Based Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is permissible under Section 409A.

Separation from Service.  The Committee shall determine the extent to which a Holder's rights with respect to an Other Cash-Based Award shall be affected by the Holder's Separation from Service.  Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Other Cash-Based Awards issued pursuant to the Plan.

ARTICLE XI

 SUBSTITUTION AWARDS
Awards may be granted under the Plan from time to time in substitution for stock options and other awards held by employees of other entities who are about to become Employees, or whose employer is about to become an Affiliate as the result of a merger or consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least fifty percent (50%) of the issued and outstanding stock of another corporation as the result of which such other corporation will become a subsidiary of the Company.  The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.  If shares of Stock are issued under the Plan with respect to an Award granted under this Article such shares of Stock will not count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan.
ARTICLE XII

 ADMINISTRATION
Awards.  The Plan shall be administered by the Committee or, in the absence of the Committee or in the case of awards issued to Non-Employee Directors, the Plan shall be administered by the Board.  The members of the Committee (that is not itself the Board) shall serve at the discretion of the Board.  The Committee shall have full and exclusive power and authority to administer the Plan and to take all actions that the Plan expressly contemplates or are necessary or appropriate in connection with the administration of the Plan with respect to Awards granted under the Plan.

12.2 Authority of the Committee.
(a) The Committee shall have full and exclusive power to interpret and apply the terms and provisions of the Plan and Awards made under the Plan, and to adopt such rules, regulations and guidelines for implementing the Plan as the Committee may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of the Plan.  A majority of the members of the Committee shall constitute a quorum for the transaction of business relating to the Plan or Awards made under the Plan, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting.  Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held.  All questions of interpretation and application of the Plan, or as to Awards granted under the Plan, shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee.  No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his or her own part, including the exercise of any power or discretion given to him or her under the Plan, except those resulting from his or her own willful misconduct.  In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including the following rights, powers and authorities to (i) determine the persons to whom and the time or times at which Awards will be made; (ii) determine the number and exercise price of shares of Stock covered in each Award subject to the terms and provisions of the Plan; (iii) determine the terms, provisions and conditions of each Award, which need not be identical; (iv) accelerate the time at which any outstanding Award will vest; (v) prescribe, amend and rescind rules and regulations relating to administration of the Plan; and (vi) make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the Plan.
(b) The Committee may make an Award to an individual who the Company expects to become an Employee of the Company or any of its Affiliates within three (3) months after the date of grant of the Award, with the Award being subject to and conditioned on the individual actually becoming an Employee within that time period and subject to other terms and conditions as the Committee may establish.
(c) The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award to a Holder in the manner and to the extent the Committee deems necessary or desirable to further the Plan's objectives. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan.
(d) On a Fiscal Year basis, the Committee may, by resolution, delegate to the Chief Executive Officer of the Company the limited authority to grant Awards under the Plan during such Fiscal Year to (i) designated classes of Employees who are not officers of the Company or any Affiliate and subject to the provisions of Section 16 of the Exchange Act and (ii) Third Party Service Providers.  The resolution providing such authorization must set forth the total number of shares of Stock that may be granted under Awards by the Chief Executive Officer during the Fiscal Year.  The Chief Executive Officer of the Company shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

(e) The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers shall be entitled to rely upon the advice, opinions, or valuations of any such person.  As permitted by law and the terms and provisions of the Plan, the Committee may delegate to one or more of its members or to one or more officers of the Company or its Affiliates or other Employees or to one or more agents or advisors such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.
Decisions Binding.  All determinations and decisions made by the Committee or the Board, as the case may be, pursuant to the provisions of the Plan and all related orders and resolutions of the Committee or the Board, as the case may be, shall be final, conclusive and binding on all persons, including the Company, its Affiliates, its stockholders, Holders and the estates and beneficiaries of Holders.
No Liability.  Under no circumstances shall the Company, its Affiliates, the Board or the Committee incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Company's, its Affiliates', the Committee's or the Board's roles in connection with the Plan.
ARTICLE XIII

 AMENDMENT OR TERMINATION OF PLAN OR AWARD AGREEMENT
Amendment, Modification, Suspension, and Termination of the Plan.  Subject to Section 13.3, the Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan, provided, however, no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by applicable law or stock exchange rules.
Amendment, Modification, Suspension, and Termination of Award Agreement.  Subject to Section 13.3, the Committee may, in its discretion and at any time and from time to time, alter, amend, modify, suspend, or terminate any Award Agreement in whole or in part in any manner that it deems appropriate and that is consistent with the terms of the Plan or necessary to implement the requirements of the Plan.  Notwithstanding the preceding sentence, without the prior approval of the Company's stockholders or except as provided in Section 4.5, the Committee shall not directly or indirectly lower the Option Price of a previously granted Option or the grant price of a previously granted SAR, or cancel a previously granted Option or previously granted SAR for a payment of cash or other property, in each case if the aggregate fair market value of such Option or SAR is less than the gross Option Price of such Option or the gross grant price of such SAR.
Awards Previously Granted.  Except as expressly provided otherwise under the Plan (including Sections 4.7, 4.8 and 4.9), no alteration, amendment, modification, suspension or termination of the Plan or an Award Agreement shall adversely affect in any material manner any Award previously granted under the Plan, without the written consent of the Holder holding such Awar
 MISCELLANEOUS
Unfunded Plan/No Establishment of a Trust Fund.  Holders shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Affiliates may make to aid in meeting obligations under the Plan.  Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Holder, beneficiary, legal representative, or any other person.  To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.  All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of su.  The granting of any Award shall not constitute an employment or service contract, express or implied, and shall not impose upon the Company or any Affiliate any obligation to employ or continue to employ, or to utilize or continue to utilize the services of, any Holder.  The right of the Company or any Affiliate to terminate the employment of, or the provision of services by, any person shall not be diminished or affected by reason of the fact that an Award has been granted to him, and nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Affiliates to terminate any Holder's employment or service relationship at any time or for any reason not prohibited by law.

14.3    Tax Withholding.
(a) The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Holder any sums required by federal, state, local or foreign tax law to be withheld with respect to the vesting or exercise of an Award or lapse of restrictions on an Award.  In the alternative, the Company may require the Holder (or other person validly exercising the Award) to pay such sums for taxes directly to the Company or any Affiliate in cash or by check within one day after the date of vesting, exercise or lapse of restrictions.
(b) The Committee may, in its discretion, permit a Holder to satisfy any Minimum Statutory Tax Withholding Obligation arising upon the vesting or exercise of, or payment under, an Award by delivering to the Holder a reduced number of shares of Stock in the manner specified herein.  If permitted by the Committee and acceptable to the Holder, at the time of the vesting or exercise of, or payment under, an Award with respect to which the Company or an Affiliate has a tax withholding obligation the Company or the Affiliate may (a) calculate the amount of the Company's or an Affiliate's Minimum Statutory Tax Withholding Obligation on the assumption that all such shares of Stock vested under the Award are made available for delivery, (b) reduce the number of such shares of Stock made available for delivery so that the Fair Market Value of the shares of Stock withheld on the date of the event giving rise to the withholding obligation approximates the Company's or an Affiliate's Minimum Statutory Tax Withholding Obligation and (c) in lieu of the withheld shares of Stock, remit cash to the United States Treasury or other applicable governmental authorities, on behalf of the Holder, in the amount of the Minimum Statutory Tax Withholding Obligation.  The Company shall withhold only whole shares of Stock to satisfy its Minimum Statutory Tax Withholding Obligation.  Where the Fair Market Value of the withheld shares of Stock does not equal the amount of the Minimum Statutory Tax Withholding Obligation, the Company shall withhold shares of Stock with a Fair Market Value less than the amount of the Minimum Statutory Tax Withholding Obligation and the Holder must satisfy the remaining minimum withholding obligation in some other manner permitted under this Section 14.3.  The withheld shares of Stock not made available for delivery by the Company shall be retained as treasury shares or will be cancelled and the Holder's right, title and interest in such shares of Stock shall terminate.
(c) The Company shall have no obligation upon vesting or exercise of any Award or lapse of restrictions on an Award or other event requiring payment until the Company or an Affiliate has received payment from the Holder sufficient to cover the Minimum Statutory Tax Withholding Obligation of the Holder with respect to that vesting, exercise, lapse of restrictions or other event.  Neither the Company nor any Affiliate shall be obligated to advise a Holder of the existence of the tax or the amount which it will be required to withhold.
Gender and Number.  If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.
Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
Headings.  Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms and provisions of the Plan.

Other Compensation Plans.  The adoption of the Plan shall not affect any other option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive compensation arrangements for Employees, Non-Employee Directors or Third Party Service Providers.
Retirement and Welfare Plans. Neither Awards made under the Plan nor shares of Stock or cash paid pursuant to such Awards, may be included as "compensation" for purposes of computing the benefits payable to any person under the Company's or any Affiliate's retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a participant's benefit.
Other Awards. The grant of an Award shall not confer upon the Holder the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Holders, or the right to receive future Awards upon the same terms or conditions as previously granted.
Law Limitations/Governmental Approvals.  The granting of Awards and the issuance of shares of Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
Delivery of Title.  The Company shall have no obligation to issue or deliver evidence of title for shares of Stock issued under the Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and (b) completion of any registration or other qualification of the Stock under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.
Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Stock as to which such requisite authority shall not have been obtained.
Investment Representations.  The Committee may require any person receiving Stock pursuant to an Award under the Plan to represent and warrant in writing that the person is acquiring the shares of Stock for investment and without any present intention to sell or distribute such Stock.
Persons Residing Outside of the United States.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company or any of its Affiliates operates or has employees, the Committee, in its sole discretion, shall have the power and authority to (a) determine which Affiliates shall be covered by the Plan; (b) determine which persons employed Outside the United States are eligible to participate in the Plan; (c) amend or vary the terms and provisions of the Plan and the terms and conditions of any Award granted to persons who reside Outside the United States; (d) establish subplans and modify exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable (and any subplans and modifications to Plan terms and procedures established under this Section 14.14 by the Committee shall be attached to the Plan document as Appendices); an (e) take any action, before or after an Award is made, that it deems advisable to obtain or comply with any necessary local government regulatory exemptions or approvals. Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Code, the Exchange Act or any securities law or governing statute or any other applicable law.
Data Privacy.  As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this section by and among the Company and its subsidiaries and other Affiliates exclusively for implementing, administering and managing the Participant's participation in the Plan.  The Company and its subsidiaries and other Affiliates may hold certain personal information about a Participant, including the Participant's name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any shares of Stock held in the Company or its subsidiaries and other Affiliates; and Award details, to implement, manage and administer the Plan and Awards (the "Data").  The Company and its subsidiaries and other Affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant's participation in the Plan, and the Company and its subsidiaries and other Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management.  These recipients may be located in the Participant's country, or elsewhere, and the Participant's country may have different data privacy laws and protections than the recipients' country.  By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant's participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of the Stock.  The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant's participation in the Plan.  A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 14.15 in writing, without cost, by contacting the local human resources representative.  The Company may cancel Participant's ability to participate in the Plan and, in the Committee's discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 14.15.  For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.

Arbitration of Disputes.  Any controversy arising out of or relating to the Plan or an Award Agreement shall be resolved by arbitration conducted in Houston, Texas pursuant to the arbitration rules of the American Arbitration Association.  The arbitration shall be final and binding on the parties.
No Fractional Shares.  No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash, additional Awards, or other property shall be issued or paid in lieu of fractional shares of Stock or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
Interpretation.  The term "including" means "including without limitation".  The term "or" means "and/or" unless clearly indicated otherwise.  The term "vest" includes the lapse of restrictions on Awards, including Forfeiture Restrictions.  Reference herein to a "Section" shall be to a section of the Plan unless indicated otherwise.
Governing Law; Venue.  The provisions of the Plan and the rights of all persons claiming thereunder shall be construed, administered and governed under the laws of the State of Texas, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the sole and exclusive jurisdiction and venue of the federal or state courts of the State of Texas to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.